Exhibit 10.53

331 Treble Cove Road	800.362.2668
North Billerica, MA 01862	www.lantheus.com

Term Sheet for Supply Agreement

1. Parties	Cardinal Health 414, LLC (“CAH”) and Lantheus Medical Imaging, Inc. (“LMI”)

2. Products

a)        Standard (Non-LEU) TechneLite® Generators

b)        LEU TechneLite® Generators

c)        Xenon 133 Gas

d)        NEUROLITE® (Kit for the Preparation of Technetium Tc99m Bicisate for Injection)

e)        Cardiolite® (Kit for the Preparation of Technetium Tc99m Sestamibi for Injection) and  Generic  Sestamibi(collectively, “Sestamibi Product”)

f)         Thallium 201 (Thallous Chloride Tl 201 Injection)

g)        Gallium 67 (Gallium Citrate Ga67 injection)

3. Territory	United States and Puerto Rico.

4. Term	November 19, 2015 through December 31, 2017(“Term”).

5. Pricing	Subject to the purchase commitments described below, pricing will be firm as set forth in the attached Pricing Schedule (and subject to adjustment as set forth below).

6. Standard TechneLite® generators and LEU TechneLite® generators	a) The Attached Pricing Schedule reflects a ***% premium for LEU TechneLite® Generators (“Premium Pricing”). Upon LMI full conversion to LEU TechneLite® Generators,***.

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331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

b)	Beginning December 21, 2015, CAH will establish standing orders for total curies (ci) per week and purchase requirements based upon the table below:

Date	Ci/week	% of CAH total requirements
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

	c)	From January 1, 2017 through December 31, 2017, standing orders of ***% of CAH aggregate curie volume each week will be required. On or before ***, CAH may irrevocably elect, at its option by providing prior written notice to LMI, to increase such standing order requirement for the balance of the Term to ***% or ***% of its aggregate curie volume each week, and ***will apply, respectively.

	d)	At any time during the Term, subject to ***, LMI may increase the prices for Standard and LEU TechneLite® Generators to reflect any material increase in cost of molybdenum incurred by LMI as a result of a material change imposed by LMI’s suppliers following the effective date of this term sheet. A cost increase is considered material if an increase in the cost of *** exceeds ***% of prior costs, and that increase is sustained over a *** day period following the effective date of this term sheet. In the event of a material increase, LMI will be entitled to increase purchase prices ***; provided, that prior to such price increase LMI provides CAH *** days prior written notice and reasonable documentation (such as a certificate of an officer as to the increase and a reasonable proof-source letter) supporting such change in costs. In the event of ***. Without limitation to the foregoing, LMI represents and warrants that ***.

7. Xenon 133	a)	Stage 1 pricing effective ***. Stage 2 pricing effective ***. Stage 3 pricing effective *** and continuing through ***.

	b)	From November 23, 2015 through December 31, 2015, standing orders for at least ***% of CAH aggregate millicurie volume each week will be required; provided that,***, then standing orders of at least ***% of CAH aggregate millicurie volume each week will be required from and after the availability of such alternate supply in the market.

	c)	From January 1, 2016 through December 31, 2016, standing orders

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331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

of at least ***% of CAH aggregate millicurie volume each week will be required; provided that***, then standing orders of at least ***% of CAH aggregate millicurie volume each week will be required during such time period.

	d)	From January 1, 2017 through December 31, 2017, standing orders of ***% of CAH aggregate millicurie volume each week will be required, subject to subsection 7(e) below.

	e)	Beginning January 1, 2017, LMI covenants that pricing provided to CAH ***.

8. NEUROLITE®	a)	From December 1, 2015 through December 31, 2015 a minimum volume purchase of ***kits.

	b)	From January 1, 2016 through December 31, 2017 Per Pricing Schedule

9. Sestamibi Product		Per Pricing Schedule

10. Thallium 201	a)	TBD

11. Gallium 67		From January 1, 2016 through December 31, 2017, standing orders for at least ***% of CAH aggregate millicurie volume each week will be required.

12. Invoicing Terms	a)	*** days

13. Audit Rights	a)	LMI will have a right to audit CAH’s compliance with its purchase commitment obligations through an independent third party that enters into a confidentiality agreement in favor of CAH.

	b)	CAH will have a right to audit any “material increase” adjustments for TechneLite® Generators through an independent third party that enters into a confidentiality agreement in favor of LMI.

14. Continued Negotiation	As promptly as practicable following execution and delivery of this term sheet, each of the parties will negotiate reasonably and in good faith with the objective of mutually agreeing on all matters not yet specified in this term sheet. Without limitation to the foregoing, the parties acknowledge that continued negotiations are intended to include additional terms not yet set forth under this term sheet related to products and pricing for ***and ***; provided, that nothing hereunder requires either party to agree to any such additional terms unless mutually agreed upon in writing by the parties.

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331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

Additional Terms

This term sheet addresses only certain of the principal terms that would be included in a Definitive Agreement and do not describe all of the material terms and conditions that would be included in a Definitive Agreement. This term sheet constitutes a binding agreement among the parties with respect to the terms set forth herein.

As soon as practicable, each party will reasonably and in good faith negotiate and execute a definitive supply agreement incorporating the terms and conditions set forth in this term sheet and such other material terms and conditions as may be mutually agreed or otherwise incorporated in the manner contemplated by the next paragraph (a “Definitive Agreement”).

If the parties are unable, for any reason, to complete negotiation and execution of a Definitive Agreement that supersedes this term sheet on or before ***, then at that time this term sheet will be (a) deemed to be a reinstatement of, and amendment to relevant and applicable terms of, (i) the Amended and Restated Supply Agreement (Thallium and Generators) by and between Lantheus Medical Imaging, Inc. and Cardinal Health 414, LLC, dated October 1, 2004, as amended by Amendment No. 1 thereto, dated as of December 29, 2009, and as further amended by Amendment No. 2 thereto, effective as of December 27, 2012 (as amended, the “Generator Agreement”), and (ii) the Amended and Restated Cardiolite® License and Supply Agreement by and between Lantheus Medical Imaging, Inc. and Cardinal Health 414, LLC, entered into as of January 1, 2009 and effective as of January 1, 2004, as amended by Amendment No. 1 thereto, effective as of February 9, 2012, and as further amended by Amendment No. 2 thereto, effective as of December 27, 2012 (as amended, the “Cardiolite® Agreement”), as the case may be, (b) construed and interpreted along with the Generator Agreement and the Cardiolite® Agreement and (c) deemed incorporated, as applicable, into the Generator Agreement and the Cardiolite® Agreement. Any conflicts between this term sheet and the Generator Agreement and the Cardiolite® Agreement will be resolved in favor of this term sheet.

Miscellaneous

Each party agrees to maintain in confidence and not disclose, disseminate or otherwise make available to any unaffiliated third party the existence of this term sheet and/or the terms and conditions offered under this term sheet, except as may otherwise be required by applicable law, including, without limitation, the U.S. federal securities laws.

This term sheet and all claims, controversies and causes of action arising under or relating to this term sheet are subject to the laws of the state of New York, without regard to its conflicts of laws principles.

Signatures to this term sheet may be delivered by facsimile, by electronic mail (e.g., a “.pdf” file) or by any other electronic means that is intended to preserve the original appearance of the

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331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

document, and such delivery will have the same effect as the delivery of the paper document bearing the actual, hand-written signatures.

[Signature Pages Follow]

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331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

The parties, intending to be legally bound, execute this term sheet as of the date first written above.

LMI:

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Mary Anne Heino
Name:	Mary Anne Heino
Title:	CEO, President

CAH:

CARDINAL HEALTH 414, LLC

By:	/s/ Aaron Lynch
Name:	Aaron Lynch
Title:	VP Sourcing

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331 Treble Cove Road North Billerica, MA 01862	800.362.2668 www.lantheus.com

Confidential – For Discussion Purposes Only

Pricing Schedule

The following prices are effective through *** and are available to the extent purchase commitment obligations are satisfied.

Standard (Non LEU) TechneLite® Generators

Generator Size per mCi	***	***	***
1000	$***	$***	$***
2000	$***	$***	$***
2500	$***	$***	$***
3000	$***	$***	$***
4000	$***	$***	$***
4500	$***	$***	$***
5000	$***	$***	$***
6000	$***	$***	$***
7500	$***	$***	$***
10000	$***	$***	$***
12500	$***	$***	$***
15000	$***	$***	$***
18000	$***	$***	$***
1000-U	$***	$***	$***
2000-U	$***	$***	$***
2500-U	$***	$***	$***
3000-U	$***	$***	$***
4000-U	$***	$***	$***
4500-U	$***	$***	$***
5000-U	$***	$***	$***
6000-U	$***	$***	$***
7500-U	$***	$***	$***
10000-U	$***	$***	$***
12500-U	$***	$***	$***
15000-U	$***	$***	$***
18000-U	$***	$***	$***

Pricing for Standard (Non LEU) TechneLite® Generators manufactured on Sundays are denoted with a “-U”.

Lantheus Medical Imaging

Confidential

LEU TechneLite® Generators

Generator Size per mCi	***	***	***
1000-ML	$***	$***	$***
2000-ML	$***	$***	$***
2500-ML	$***	$***	$***
3000-ML	$***	$***	$***
4000-ML	$***	$***	$***
4500-ML	$***	$***	$***
5000-ML	$***	$***	$***
6000-ML	$***	$***	$***
7500-ML	$***	$***	$***
10000-ML	$***	$***	$***
12500-ML	$***	$***	$***
15000-ML	$***	$***	$***
18000-ML	$***	$***	$***

LEU TechneLite® Generators are currently manufactured on Monday and are denoted with an “-ML

Xenon 133 (Xenon XE133 Gas)

Xenon Item Numbers	***	***	***
X110	$***	$***	$***
X510	$***	$***	$***
X120	$***	$***	$***
X520	$***	$***	$***

NEUROLITE® (Kit for the Preparation of Technetium Tc99m Bicisate for Injection)

NEUROLITE® Item Number	***	***
NE2D	$***	$***

Cardiolite® (Kit for the Preparation of Technetium Tc99m Sestamibi for Injection)

Cardiolite® Item Numbers	Price
CAKD (5 vials)	$***
CAPD (20 vials)	$***

Lantheus Medical Imaging Confidential	Page 2

Gallium 67 (Gallium Citrate Ga67 injection)

Gallium Item Numbers	***	***	***
GA6	24 mCi’s	12 mCi’s	$***
GA8	32 mCi’s	17 mCi’s	$***
GA12	47 mCi’s	25 mCi’s	$***
GA18	71 mCi’s	37 mCi’s	$***

*	Manufactured on Thursday, shipped for delivery beginning on Friday and calibrated for the following Thursday.

Lantheus Medical Imaging Confidential	Page 3